SIX CIRCLES FUNDS

Six Circles Credit Opportunities Fund

(a series of Six Circles Trust)

Supplement dated January 04, 2024

to the Summary Prospectus dated May 1, 2023, as supplemented

Effective immediately, the portfolio manager information for Muzinich & Co., Inc. (“Muzinich”) for the Six Circles Credit Opportunities Fund (the “Fund”) in the “Risk/Return Summary — Management — Sub-Advisers and Sub-Sub-Advisers” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

Muzinich

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Tatjana Greil-Castro	2021	Co-Lead Portfolio Manager
Ian Horn	2021	Co-Lead Portfolio Manager
Joseph Galzerano	2021	Portfolio Manager
Richard Smith	2023	Analyst/Portfolio Manager
Eric Schure	2023	Analyst/Portfolio Manager

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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SUPP-6C-2024-37